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                                                                    EXHIBIT 99.2

                 CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER

                              OF GLOBIX CORPORATION

       This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended December 31, 2002 of Globix Corporation (the "Company").

       I, John D. McCarthy, the Acting Chief Financial Officer of the Company certify that:

              (i)    the Form 10-Q fully complies with the requirements of
                     Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

              (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2003.

                                                   /s/ John D. McCarthy
                                                   ---------------------------
                                                       Name: John D. McCarthy